

<ARTICLE>                     5

<LEGEND>

This schedule contains summary financial information extracted from the balance sheet of CNL Health Care Properties, Inc. at December 31, 1999, and its statement of income for the twelve months then ended and is qualified in its entirety by reference to the Form 10-K of CNL Health Care Properties, Inc. for the twelve months ended December 31, 1999.

</LEGEND>

<PERIOD-TYPE>                                  12-MOS
<FISCAL-YEAR-END>                              DEC-31-1999
<PERIOD-START>                                 JAN-01-1999
<PERIOD-END>                                   DEC-31-1999
<CASH>                                         4,744,222
<SECURITIES>                                   0
<RECEIVABLES>                                  15
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0 <F1>
<PP&E>                                         0
<DEPRECIATION>                                 0
<TOTAL-ASSETS>                                 5,088,560
<CURRENT-LIABILITIES>                          0 <F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       5,400
<OTHER-SE>                                     3,286,737
<TOTAL-LIABILITY-AND-EQUITY>                   5,088,560
<SALES>                                        0
<TOTAL-REVENUES>                               86,231
<CGS>                                          0
<TOTAL-COSTS>                                  114,621
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (28,390)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (28,390)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (28,390)
<EPS-BASIC>                                  (.07)
<EPS-DILUTED>                                  (.07)

<F1>Due to the nature  of  its industry, CNL Health Care Properties, Inc. has an unclassified balance sheet; therefore, no values are shown above for current assets and liabilities.



